UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2020

CF FINANCE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFIIU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFII	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFIIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On November 30, 2020, CF Finance Acquisition Corp. II, a Delaware corporation (“CF II”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among CF II, PVMS Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of CF II (“Merger Sub”), and View, Inc., a Delaware corporation (“View”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, upon the closing of the transactions contemplated thereby (the “Closing’), Merger Sub will merge with and into View (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), whereby the separate corporate existence of Merger Sub will cease and View will be the surviving corporation of the Merger and become a wholly owned subsidiary of CF II. As a result of the Merger, (i) all outstanding shares of capital stock of View will be cancelled and View’s stockholders will receive 0.02325 shares (the “Exchange Ratio”) of Class A common stock, par value $0.0001 per share of CF II (“Class A Common Stock”) for each share of View capital stock held, and (ii) all outstanding options and warrants to purchase capital stock of View will be assumed by CF II and instead represent the right to acquire shares of Class A Common Stock, with the number of shares and price per share thereunder adjusted at the Closing based on the Exchange Ratio. At the Closing, CF II will amend its charter to, among other matters, change its name to “View, Inc.”.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the parties, which shall not survive the Closing. Many of the representations and warranties are qualified by materiality or Company Material Adverse Effect or Acquiror Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means with respect to the applicable party, any event, state of facts, development, change, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets and liabilities, results of operations or financial condition of the applicable party and its subsidiaries, taken as a whole or (ii) the ability of such party or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

The Merger Agreement also contains pre-closing covenants of the parties, including obligations of the parties to use reasonable efforts to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of the other applicable parties, in each case, subject to certain exceptions and qualifications. Additionally, View has agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Merger Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

CF II and View agreed, as promptly as practicable after the execution of the Merger Agreement, to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Class A Common Stock be issued to the View stockholders, and containing a proxy statement/prospectus for the purpose of CF II soliciting proxies from the stockholders of CF II to approve the Merger Agreement, the transactions contemplated thereby and related matters (the “CF II Stockholder Approval”) at a special meeting of CF II stockholder (the “Stockholder Meeting”) and providing such stockholders an opportunity, in accordance with CF II’s organizational documents and initial public offering prospectus, to have their shares of Class A Common Stock redeemed (the “Redemptions”).

CF II agreed to take all necessary action, so that effective at the Closing, the entire board of directors of CF II will consist of seven individuals, a majority of whom shall be independent directors in accordance with Nasdaq requirements, and at least one of whom will be appointed by SVF Excalibur (Cayman) Limited, and the executive officers of CF II will be the executive of View immediately prior to the Closing.

Conditions to the Parties’ Obligations to Consummate the Merger

Under the Merger Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the approval of the Merger and the other stockholder proposals required to approve the Transactions by CF II’s stockholders and View’s stockholders, (ii) all specified approvals or consents (including governmental and regulatory approvals) and all waiting or other periods have been obtained or have expired or been terminated, as applicable, (iii) the effectiveness of the Registration Statement, (iv) the shares of Class A Common Stock to be issued to View stockholders and PIPE investors having been approved for listing on Nasdaq, subject to round lot holder requirements, and (v) CF II having a minimum of $5,000,001 of net tangible assets upon the Closing (after giving effect to any Redemptions and any PIPE Investment).

The obligations of CF II and Merger Sub to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of View being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) material compliance by View with its pre-closing covenants, subject to the materiality standards contained in the Merger Agreement, and (iii) no Company Material Adverse Effect.

In addition, the obligations of View to consummate (and cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of CF II being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) material compliance by CF II with its pre-closing covenants, subject to the materiality standards contained in the Merger Agreement, (iii) no Acquiror Material Adverse Effect, and (iv) the Available Acquiror Cash being no less than the sum of (A) $100,000,000 plus (B) the amount received from the PIPE Investments (as defined below).

Termination Rights

The Merger Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of CF II and View, (ii) if the consummation of the Transactions is prohibited by law, (iii) if the Closing has not occurred on or before the six month anniversary of the date of the Merger Agreement, (iv) in connection with a breach of a representation, warranty, covenant or other agreement by a party which is not capable of being cured within 30 days after receipt of such breach, subject to the materiality standards contained in the Merger Agreement, (v) by either CF II or View if the board of directors of the other party publicly changes its recommendation with respect to the Merger Agreement and Transactions and related stockholder approvals, (vi) by either CF II or View if the Stockholder Meeting is held and CF II Stockholder Approval is not received or (vii) by CF II if View does not receive the written consent of its stockholders to the Merger Agreement and related approvals within five business days after the Registration Statement has become effective.

None of the parties to the Merger Agreement are required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Merger Agreement. However, each party is liable for willful and material breaches of the Merger Agreement prior to termination.

Trust Account Waiver

View agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in CF II’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom)

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Merger Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties.

Subscription Agreements

Contemporaneously with the execution of the Merger Agreement, CF II entered into separate Subscription Agreements with a number of subscribers (each a “Subscriber”), including CF II’s sponsor, CF Finance Holdings II, LLC (the “Sponsor”), pursuant to which the Subscribers agreed to purchase, and CF II agreed to sell to the Subscribers, an aggregate of up to 30,000,000 shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $300 million (the “PIPE Investments”), with the Sponsor’s Subscription Agreement accounting for $50 million of such aggregate PIPE Investments. The Subscription Agreement permits Subscribers that are not stockholders of View or affiliates of CF II prior to the Closing to offset and reduce the number of PIPE Shares that they are required to purchase at the Closing by acquiring shares of Class A Common Stock in the open market or private transactions and not redeem such shares in the Redemption.

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent Closing. The purpose of the PIPE Investments is to raise additional capital for use by View following the Closing.

Pursuant to the Subscription Agreements, CF II agreed that, within 30 calendar days after the Closing, CF II will file with the SEC (at CF II’s sole cost and expense) a registration statement registering the resale of the PIPE Shares, and CF II shall use its reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies CF II that it will “review” the registration statement) following the Closing and (ii) the 10th business day after the date CF II is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

A form of the Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Subscription Agreement.

Stockholder Voting Agreement

Contemporaneously with the execution of the Merger Agreement, CF II and certain View stockholders entered into a Stockholder Voting Agreement, pursuant to which, among other things, certain View stockholders agreed (i) not to transfer and to vote their shares of View capital stock in favor of the Merger Agreement (including by execution of a written consent), the Merger and the other Transactions, (ii) to consent to the termination of certain stockholder agreements with View, effective at Closing, and (iii) to release the Sponsor, CF II, View and its subsidiaries from all pre-Closing claims, subject to customary exceptions. The View stockholders party to the Stockholder Voting Agreement collectively have a sufficient number of votes to approve the Merger.

The Stockholder Voting Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the Closing and termination of the Merger Agreement pursuant to its terms. Upon such termination of the Stockholder Voting Agreement, all obligations of the parties under the Stockholder Voting Agreement will terminate; provided, however, that such termination will not relieve any party thereto from liability arising in respect of any breach of the Stockholder Voting Agreement prior to such termination.

A form of the Stockholder Voting Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Stockholder Voting Agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, CF II entered into a Sponsor Support Agreement with the Sponsor and View, pursuant to which, among other things: (i) for the benefit of View, the Sponsor has agreed to comply with its obligations under the letter agreement, dated as of August 26, 2020 (the “Insider Letter”), by and among CF II, the Sponsor and certain officers and directors of CF II to not transfer, to not participate in the Redemption and to vote its shares of CF II capital stock in favor of the Merger Agreement, the Merger and the other Transactions, and CF II agreed to enforce such provisions, and CF II and the Sponsor provided View with certain consent rights with respect to transfers of CF II securities owned by the Sponsor and amendments, modifications or waivers under the Insider Letter, (ii) to waive its anti-dilution rights with respect to its shares of Class B common stock, par value $0.0001 per share of CF II (“Class B Common Stock”) under the CF II certificate of incorporation, (iii) to release CF II, View, Merger Sub and their respective subsidiaries effective as of the Closing from all pre-Closing claims, subject to customary exceptions, and (iv) to agree to subject the Sponsor Earn-Out Shares (as defined below) to certain vesting and forfeiture conditions.

In addition, Sponsor subjected 4,970,000 of its shares of Class B Common Stock (the “Sponsor Earn-Out Shares”) to vesting and potential forfeiture (and related transfer restrictions) after the Closing based on a five year-post-Closing earnout, with (i) 50% of the Sponsor Earn-Out Shares being released if the stock price of Class A Common Stock exceeds $12.50 for 5 out of any 10 trading days, (ii) 25% of the Sponsor Earn-Out Shares being released if the stock price of Class A Common Stock exceeds $15.00 for 5 out of any 10 trading days and (iii) 25% of the Sponsor Earn-Out Shares being released if the stock price of Class A Common Stock exceeds $20.00 for 5 out of any 10 trading days, in each case, subject to early release for a CF II sale, change of control or going private transaction or delisting after the Closing.

The Sponsor Support Agreement and all of its provisions will terminate and be of no further force or effect upon the termination of the Merger Agreement pursuant to its terms.

A form of the Sponsor Support Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement.

Lock-Up Agreement

Concurrently with the execution of the Merger Agreement, CF II and View entered into separate Lock-Up Agreements (each a “Lock-Up Agreement”) with a number of View stockholders, pursuant to which the securities of CF II held by such stockholders will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. The securities held by such stockholders will be locked-up until the earlier of: (i) six (6) months after the Closing, or (ii) the date after the Closing on which CF II consummates a liquidation, merger, share exchange, reorganization, tender offer or other similar transaction after the Closing which results in all of CF II’s stockholders having the right to exchange their equity holdings in CF II for cash, securities or other property.

A form of the Lock-Up Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Lock-Up Agreement.

Registration Rights Agreement

Concurrently with the execution of the Merger Agreement, CF II and certain View stockholders (the “Investors”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”), which shall be effective at the Closing. Pursuant to the terms of the Registration Rights Agreement, CF II will be obligated to file one or more registration statements to register the resales of Class A Common Stock held by such Investors after the Closing. Investors holding at least 25% of the registrable securities owned by all Investors are entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their registrable securities, up to a total of three such demands. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, such Investors may demand at any time or from time to time, that CF II file a registration statement on Form S-3 (or any similar short-form registration which may be available at such time) to register the resale of the registrable securities of CF II held by such Investors. The Registration Rights Agreement will also provide such Investors with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Under the Registration Rights Agreement, CF II agreed to indemnify such Investors and certain persons or entities related to such Investors such as their officers, directors, employees, agents and representatives against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which the Investors sell their registrable securities, unless such liability arose from such Investors’ misstatement or omission, and the Investors including registrable securities in any registration statement or prospectus agreed to indemnify CF II and certain persons or entities related to CF II such as its officers and directors and underwriters against all losses caused by their misstatements or omissions in those documents.

A form of the Registration Rights Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above under the headings “Subscription Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The shares of Class A Common Stock to be issued in connection with the Subscription Agreements are not to be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure

On November 30, 2020, CF II and View issued a joint press release announcing the execution of the Merger Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of CF II, View or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

Attached as Exhibit 99.2 and incorporated into this Item 7.01 by reference herein is the investor presentation that will be used by CF II and View with respect to the transactions contemplated by the Merger Agreement.

Attached as Exhibit 99.3 and incorporated into this item 7.01 by reference is the script of the investor video by View released on November 30, 2020.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CF II under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between CF II and View. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, CF II intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all CF II stockholders. CF II also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CF II are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF II through the website maintained by the SEC at www.sec.gov or by directing a request to CF II to 110 East 59th Street, New York, NY 10022 or via email at CFFinanceII@cantor.com or at (212) 938-5000.

Participants in the Solicitation

CF II and View and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF II’s stockholders in connection with the proposed transaction. Information about CF II’s directors and executive officers and their ownership of CF II’s securities is set forth in CF II’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF II or View, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF II and View. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CF II’s securities, (ii) the risk that the transaction may not be completed by CF II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CF II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CF II, the satisfaction of the minimum trust account amount following any redemptions by CF II’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE Investments, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on View’s business relationships, operating results, and business generally, (vii) risks that the transaction disrupt current plans and operations of View and potential difficulties in View employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against View or against CF II related to the Merger Agreement or the transaction, (ix) the ability to maintain the listing of CF II stock on the Nasdaq Stock Market, (x) volatility in the price of CF II’s securities, (xi) changes in competitive and regulated industries in which View operates, variations in operating performance across competitors, changes in laws and regulations affecting View’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities,(xiii) the potential inability of View to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of View’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which View operates, and (xvi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF II’s Quarterly Reports on Form 10-Q, the registration statement that includes a proxy statement/prospectus on Form S-4 and other documents filed by CF II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and View and CF II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither View nor CF II gives any assurance that either View or CF II will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of November 30, 2020, by and among CF II, Merger Sub and View.
10.1	Form of Subscription Agreement
10.2	Form of Stockholder Voting Agreement.
10.3	Form of Sponsor Support Agreement.
10.4	Form of Lock-Up Agreement.
10.5	Form of Registration Rights Agreement.
99.1	Joint Press Release, dated November 30, 2020.
99.2	Form of Investor Presentation.
99.3	Script of Investor Video by View, released on November 30, 2020.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). CF II agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; however, the Registrant may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF FINANCE ACQUISITION CORP. II

By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

Dated: November 30, 2020